                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT: JANUARY 24, 2003


                             COLORADO MEDTECH, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


          COLORADO                     000-12471                 84-0731006
----------------------------        ----------------         -------------------
(State or other jurisdiction        (Commission File          (I.R.S. Employer
     of incorporation)                   Number)             Identification No.)

                               6175 LONGBOW DRIVE
                             BOULDER, COLORADO 80301
                             -----------------------
          (Address, including zip code, of principal executive offices)


                                 (303) 530-2660
                                 --------------
                         (Registrant's telephone number,
                              including area code)



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ITEM 5. OTHER EVENTS.

         Colorado MEDtech, Inc. issued a press release regarding the sale of its Colorado operations. The text of the press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENT AND EXHIBITS.

         (c) Exhibits.

         No.         Description

         99.1        Press release dated January 24, 2003



                                       -2-
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         DATED, this 24th day of January, 2003.


                                       COLORADO MEDTECH, INC.


                                       By: /s/ Peter J. Jensen
                                          --------------------------------------
                                          Peter J. Jensen
                                          Vice President



                                       -3-
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                                  EXHIBIT INDEX


       Exhibit
         No.         Description
       -------       -----------
         99.1        Press release dated January 24, 2003